Exhibit 99.1

DIRTT Announces Transfer to the Nasdaq Capital Market

CALGARY, Alberta, March 10, 2023—DIRTT Environmental Solutions Ltd. (“DIRTT” or the “Company”) (TSX:DRT, NASDAQ:DRTT), a global leader in industrialized construction, today announced that it has been notified by the Nasdaq Stock Market (“Nasdaq”) that the Company is eligible for an additional 180 calendar day period, or until September 5, 2023, to regain compliance with the Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). If at any time during this time period the closing bid price of the Company’s common shares is at least $1.00 per share for a minimum of 10 consecutive business days, Nasdaq will provide written confirmation of compliance and the matter will be closed. In connection with the foregoing, the Company’s common shares were transferred to the Nasdaq Capital Market at the opening of business on March 9, 2023.

The Company remains confident in our future growth opportunities as discussed on our February 23, 2023 earnings call. Our business operations are not affected by the receipt of the notification or the transfer of its common shares to the Nasdaq Capital Market, nor is our commitment to continue delivering value to our customers, partners, employees, and shareholders.

ABOUT DIRTT

DIRTT is a global leader in industrialized construction. Its system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT’s system provides total design freedom, and greater certainty in cost, schedule and outcomes.

Headquartered in Calgary, AB Canada, DIRTT trades on Nasdaq under the symbol “DRTT” and on the Toronto Stock Exchange under the symbol “DRT”.

FORWARD LOOKING STATEMENTS:

This news release contains forward-looking information within the meaning of applicable securities legislation, which reflects the Company’s current expectations regarding future events, including statements about the potential delisting of its common stock from Nasdaq and the Company’s plans to regain compliance with the Bid Price Rule. In some cases forward-looking information can be identified by such terms as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “plan,” “project,” “outlook,” “may,” “will,” “should,” “would,” “could,” “can,” variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate.

Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, the severity and duration of the COVID-19 pandemic and related economic repercussions and other risks described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission and applicable securities commissions or similar regulatory authorities in Canada on February 22, 2023. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

FOR MORE INFORMATION, PLEASE CONTACT

DIRTT Investor Relations at ir@dirtt.com